GUARANTY AGREEMENT

THIS GUARANTY dated as of May 18, 2010 (together with any amendments or modifications hereto in effect from time to time, this “ Guaranty”), made by AVATAR HOLDINGS INC., a Delaware corporation, having an address at 201 Alhambra Circle, 12th Floor, Coral Gables, Florida 33134 (“Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”).

WHEREAS, Guarantor has agreed to enter into this Guaranty to induce Lender to make loans, extensions of credit or other financial accommodations pursuant to the Continuing Letter of Credit Agreement dated as of even date herewith with AVATAR PROPERTIES INC., a Florida corporation (“Borrower”) (the “LC Agreement”) and to secure the observance, payment and performance of the "Liabilities” (as defined below), and with full knowledge that Lender would not make the said loans, extensions of credit or financial accommodations without such Guaranty, which shall be construed as a contract of suretyship;

NOW THEREFORE, Guarantor unconditionally agrees as follows:

1.	LIABILITIES GUARANTEED.

Guarantor hereby guarantees and becomes surety to Lender for the full, prompt and unconditional payment of the Liabilities, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Borrower under the LC Agreement. This Guaranty is a primary obligation of Guarantor and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Lender may require Guarantor to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against Guarantor without being required to bring any proceeding or take any action against Borrower, any other guarantor or any other person, entity or property prior thereto, the liability of Guarantor hereunder being joint and several, and independent of and separate from the liability of Borrower, any other guarantor or person, and the availability of other collateral security for the LC Agreement.

2.	DEFINITIONS.

2.1 “Liabilities” means, collectively: (i) the repayment of all sums due under the LC Agreement (and all extensions, renewals, replacements and amendments thereof) and the other “Loan Documents” (as defined herein); (ii) the performance of all terms, conditions and covenants set forth in the Loan Documents, including the Obligations, as defined in the LC Agreement; (iii) the repayment of all reimbursement obligations due or that may become due under or in connection with the existing letters of credit for the account of Borrower in accordance with and pursuant to the LC Agreement; and (v) all other obligations or indebtedness of Borrower to Lender incurred in connection with the LC Agreement, including without limitation, principal, interest, fees, late charges and expenses, including reasonable attorneys’ fees.

2.2 “Loan Documents” shall mean the LC Agreement, that certain Security Agreement made by Borrower and Guarantor to Lender on the date hereof (the “Security Agreement”), this Guaranty, and all other documents or instruments executed or delivered in connection with any of the foregoing or in connection with any Credit (as defined in the Security Agreement).

2.3 All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents.

3.	REPRESENTATION AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

3.1 Organization, Powers. Guarantor (i) is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the state of its organization, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such authorization; (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party.

3.2 Execution of Guaranty. This Guaranty and each other Loan Document to which Guarantor is a party have been duly executed and delivered by Guarantor. Execution, delivery and performance of this Guaranty and each other Loan Document to which Guarantor is a party will not: (i) violate any of its organizational documents, provision of law, order of any court, agency or instrumentality of government, or any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by the Loan Documents; and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

3.3 Obligations of Guarantor. This Guaranty and each other Loan Document to which Guarantor is a party are the legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors’ rights generally. The loans or credit accommodations made by Lender to Borrower and the assumption by Guarantor of its obligations hereunder and under any other Loan Document to which Guarantor is a party will result in material benefits to Guarantor. This Guaranty was entered into by Guarantor for commercial purposes.

3.4 Litigation. There is no action, suit, or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor or any of its properties or rights which, if adversely determined, would materially impair and adversely affect: (i) the value of any collateral securing the Liabilities; (ii) Guarantor’s right to carry on its business substantially as now conducted (and as now contemplated); (iii) its financial condition; or (iv) its capacity to consummate and perform its obligations under this Guaranty or any other Loan Document to which Guarantor is a party.

3.5 No Defaults. Guarantor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which it is a party or by which it or any of its properties is bound.

3.6 No Untrue Statements. No Loan Document or other document, certificate or statement furnished to Lender by or on behalf of Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to issue letters of credit for the benefit of Borrower pursuant to the LC Agreement.

4.	NO LIMITATION OF LIABILITY.

4.1 Without incurring responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor to Lender, and without reducing the amount due under the terms of this Guaranty, Lender may at any time and from time to time, without the consent of or notice to Guarantor, upon any terms or conditions, and in whole or in part:

4.1.1 Change the manner, place or terms of payment of (including, without limitation, the fees and quarterly payment amount), and/or change or extend the time for payment of, or renew or modify, any of the Liabilities, or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Loan Documents as so changed, extended, renewed or modified;

4.1.2 Exercise or refrain from exercising any rights against Borrower or other obligated parties (including Guarantor);

4.1.3 Settle or compromise any Liabilities, whether in a proceeding or not, and whether voluntarily or involuntarily, and subordinate the payment of any of the Liabilities, whether or not due, to the payment of liabilities owing to creditors of Borrower other than Lender and Guarantor;

4.1.4 Apply any sums it receives, by whomever paid or however realized, to any of the Liabilities;

4.1.5 Add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other party who is in any way obligated for any of the Liabilities;

4.1.6 Accept security for the Liabilities; and/or

4.1.7 Take any other action which might constitute a defense available to, or a discharge of, Borrower or any other obligated party (including Guarantor) in respect of the Liabilities.

4.2 The invalidity, irregularity or unenforceability of all or any part of the Liabilities or any Loan Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Lender, or otherwise, shall not affect, impair or be a defense to Guarantor’s obligations under this Guaranty.

5.	LIMITATION ON SUBROGATION.

Until such time as the Liabilities are indefeasibly paid in full in cash and all Credits have expired or terminated, Guarantor waives any present or future right to which Guarantor is or may become entitled to be subrogated to Lender’s rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender may hereafter acquire, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Liabilities have not been paid in full, Guarantor shall hold such funds or property in trust for Lender and shall forthwith pay over to Leander such funds and/or property to be applied by Lender to the Liabilities.

6.	COVENANTS.

6.1 Financial Statements; Compliance Certificate.

6.1.1 Guarantor shall furnish to Lender the following financial information, in each instance prepared in accordance with generally accepted accounting principles consistently applied (collectively, “Financial Reporting”):

(a) Not later than 45 days after the end of each fiscal quarter, management prepared financial statements (10-Q) for Guarantor including, without limitation, statements of financial condition, income and cash flows, a reconciliation of net worth, a listing of all contingent liabilities (other than in the ordinary course of business to purchase materials, supplies, or other properties from, or to obtain the services of, another Person, pursuant to a contract or related document), notes to financial statements, and any other information requested by Lender. An audited financial statement (10-K) for Guarantor shall be presented to Lender not later than 120 days after end of each fiscal year.

(b) Not later than 30 days after filing with the Internal Revenue Service, if requested by Lender, a true and complete copy of the federal tax returns (with corresponding K-1’s), including all applicable schedules and tax return extensions, of Guarantor.

(c) Such other information respecting the operations of Guarantor as Lender may from time to time reasonably request.

6.1.2 Guarantor shall furnish to Lender, with all Financial Reporting and with each set of financial statements described herein, a compliance certificate signed by Guarantor’s chief financial officer certifying that: (i) all representations and warranties of Guarantor set forth in this Guaranty or any other Loan Document remain true and correct; (ii) none of the covenants of Guarantor contained in this Guaranty or any other Loan Document have been breached; and (iii) to its knowledge, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Guaranty or any other Loan Document. In addition, Guarantor shall promptly notify Lender of the occurrence of any default, Event of Default, adverse litigation or material adverse change in its financial condition.

6.2 Subordination of Other Debts. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor (“Subordinated Debt”) to any and all obligations of Borrower to Lender now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Lender have been paid in full on or prior to such date, and (ii) no event which is or, with the passage of time or giving of notice or both, could become an Event of Default shall have occurred and be continuing; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Lender; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender as their interests appear, to apply to the Liabilities.

7.	EVENTS OF DEFAULT.

Each of the following shall constitute a default (each, an “Event of Default”) hereunder:

7.1 Non-payment when due of any sum required to be paid to Lender under any of the Loan Documents or of any of the other Liabilities after the expiration of any applicable grace period, if any;

7.2 A breach by Guarantor of any other material term, covenant, condition, obligation or agreement under this Guaranty, and the continuance of such breach for a period of thirty (30) days after written notice thereof shall have been given to Guarantor;

7.3 Any material representation or warranty made by Guarantor in this Guaranty shall prove to be false, incorrect or misleading in any material respect as of the date when made; or

7.4 An “Event of Default” under any of the Loan Documents.

8.	REMEDIES.

8.1 Upon an Event of Default, all liabilities of Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law, Lender may:

8.1.1 Enforce the obligations of Guarantor under this Guaranty.

8.1.2 Perform any covenant or agreement of Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Lender may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Lender in connection with the foregoing shall be included in the Liabilities guaranteed hereby, and shall be due and payable on demand, together with interest at the rate set forth in Section 2(A)(iii) of the LC Agreement, such interest to be calculated from the date of such advance to the date of repayment thereof, Any such action by Lender shall not be deemed to be a waiver or release of Guarantor hereunder and shall be without prejudice to any other right or remedy of Lender.

8.2 Settlement of any claim by Lender against Borrower, whether in any proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Borrower or any other obligated party and legally retained by Lender in connection with the settlement (unless otherwise provided for herein).

9.	MISCELLANEOUS.

9.1 Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Guarantor to any regulatory body or agency having jurisdiction over any Lender or to any present, future or prospective successor in interest. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Guarantor.

9.2 Remedies Cumulative. The rights and remedies of Lender, as provided herein and in any other Loan Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty, if any.

9.3 Integration. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

9.4 Attorneys’ Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Lender’s approval under this Guaranty or the other Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be secured hereby.

9.5 No Implied Waiver. Neither Lender nor Guarantor shall be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender or Guarantor (as the case may be), and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.6 Waiver. Guarantor waives notice of acceptance of this Guaranty and notice of the Liabilities and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which Guarantor might otherwise be entitled or which might be required by law to be given by Lender. Guarantor waives the right to marshalling of Borrower’s assets or any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it. Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Lender any defenses, set-offs, counterclaims, or claims that Guarantor may have at any time against Lender or any other party liable to Lender.

9.7 No Third Party Beneficiary. Except as otherwise provided herein, Guarantor and Lender do not intend the benefits of this Guaranty to inure to any third party and no third party (including Borrower) shall have any status, right or entitlement under this Guaranty.

9.8 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.9 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective successors and assigns; provided, however, that this Guaranty cannot be assigned by Guarantor without the prior written consent of Lender, and any such assignment or attempted assignment by Guarantor shall be void and of no effect with respect to the Lender.

9.10 Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.11 Sales or Participations. Lender, may from time to time sell or assign, in whole or in part, or grant participations in the Credits and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between the applicable lender and such holder so provides shall be: (a) entitled to all of the rights, obligations and benefits of the Lender; and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantor, in each case as fully as though Guarantor were directly indebted to such holder. Lender shall give written notice to Guarantor of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

9.12 Jurisdiction. Guarantor agrees that it may be served by regular or certified mail at the address set forth below, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Guaranty or any other Loan Document; and Guarantor hereby consents that any action or proceeding against it be commenced and maintained in a court of appropriate jurisdiction in Miami-Dade or Broward Counties, Florida, subject to removal to a particular County in which the applicable real estate collateral is located in the event of a foreclosure proceeding by service of process on Guarantor; and Guarantor agrees that the courts of such State shall have jurisdiction with respect to the subject matter hereof and the person of Guarantor and all collateral securing the obligations of Guarantor. Guarantor agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

9.13 Notices. All notices and communications under this Guaranty shall be in writing and shall be delivered in accordance with the LC Agreement.

9.14 Governing Law. This Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Florida, which venue will be Broward or Miami-Dade County, Florida, without reference to conflict of laws principles.

9.15 Joint and Several Liability. If Guarantor consists of more than one person or entity, the word “Guarantor” shall mean each of them and their liability shall be joint and several. The liability of Guarantor shall also be joint and several with the liability of any other guarantor under any other guaranty.

9.16 Continuing Enforcement. If, after receipt of any payment of all or any part of the Liabilities, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and Guarantor shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of this Guaranty or any other Loan Document, the termination, cancellation or expiration of the Credits, the release of any security interest, lien or encumbrance securing the Liabilities, if any, or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

9.17 Waiver of Jury Trial. GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY, THE LC AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF COUNSEL, WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER OR ISSUE THE CREDITS IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

9.18 Fraudulent Transfer. In the event any payment by Borrower or any other person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another person (which amounts shall constitute part of the Liabilities of Borrower), and any interest paid by Lender and any attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Liabilities of Borrower are fully and finally paid and performed and the Letters of Credit are terminated or expired, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Notwithstanding anything in this Guaranty to the contrary, Liabilities under this Guaranty shall not exceed any amount that would cause this Guaranty to be void, invalid or unenforceable or subordinated to the claims of any other creditors pursuant to any fraudulent transfer or conveyance laws or any bankruptcy or other laws affecting the rights of creditors generally.

9.19 LC Agreement. Guarantor unconditionally guarantees to Lender the timely performance of all obligations of Borrower under the terms and provisions of the LC Agreement.

9.20 Adequate and Sufficient Consideration. Guarantor hereby acknowledges and agrees that it is solvent, it is receiving equivalent value in return for guaranteeing the Liabilities of Borrower, and this Guaranty does not violate any lending restrictions imposed upon Guarantor by a third party.

[SIGNATURE PAGES TO FOLLOW)

IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

GUARANTOR:
/s/ Melisa R. Boross Signature Printed Name: Melisa R. Boross /s/ Marie Grondin Signature Printed Name: Marie Grondin	AVATAR HOLDINGS, INC., a Delaware corporation By: /s/ Patricia K. Fletcher Patricia K. Fletcher Executive Vice President

STATE OF FLORIDA               )

                                 ) SS:

COUNTY OF MIAMI-DADE     )

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by PATRICIA K. FLETCHER, as the Executive Vice President of AVATAR HOLDINGS INC., a Delaware corporation, freely and voluntarily under authority duly vested in him by said corporation. She is personally known to me or who has produced a drivers’ license as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 18th day of May, 2010.

/s/ Ohilda V. Gilbert
Notary Public
Ohilda V. Gilbert
Typed, printed or stamped name of Notary Public

Commission No. DD716983
My Commission Expires: 10/8/2011